Exhibit 32.2
                     CERTIFICATION OF DISCLOSURE PURSUANT TO
                     18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Zhu, YongFu, President of RainEarth Inc. certify pursuant to 18 U.S.C. Section 1350 as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) the Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2009 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of RainEarth Inc.

RainEarth Inc.

September 15, 2009	By:	/s/ Zhu, YongFu
Zhu, YongFu
President

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to RainEarth Inc. and will be retained by RainEarth Inc. and furnished to the Securities and Exchange Commission or its staff upon request